U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 27, 2010

GLOBAL IMMUNE TECHNOLOGIES, INC.

(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

Avenida Jaime III, 25 1-B, 07012 Palma de Mallorca, Spain
(Address of principal executive offices)	(Zip Code)

Registrant=s telephone number, (902) 459 - 1133

(Registrant=s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

Pursuant to Item 304 of Regulation S-B the registrant states:

On June 28, 2010 the Registrant=s certifying independent accountant, Jorgensen & Co., Certified Public Accountants, resigned.

The financial statements reported on by Jorgensen & Co. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and interim periods, with the exception that Jorgensen & Co. did issue a going concern opinion which appears Note 2 of the Company=s financial statements which are a part of the Form 10 Annual Report for the period ending March 31, 2008;

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

On July 13, 2010, we engaged a replacement independent registered accountant firm named Donahue Associates, LLC., Certified Public Accountants (“Donahue”), 27 Beach Road, Suite CO5A, Monmouth Beach, NJ 07750, as the Company’s new registered independent public accounting firm to audit the Company’s financial statements for the year ended March 31, 2009. Pursuant to SEC Release 34-42266, Donanhue will also review the Company’s financial statements to be reported in Quarterly Reports on Form 10-Q, commencing with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

The Company did not consult with Donahue at any time prior to July 13, 2010, including the Company’s two most recent fiscal years ended March 31, 2007 and 2008, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-B.

The Registrant has provided to Jorgensen & Co., its former independent certifying accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Jorgensen & Co, addressed to the Commission, confirming the statements made by the Registrant in this Item 4.01. A copy of such letter is attached hereto.

Item 9.01

Financial Statements and Exhibits

(c) Index to Exhibits.

Exhibit Number

Description

16

Letter from Jorgensen & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Immune Technologies, Inc.

Dated: September 27, 2010

/s/ Donald Perks

By: Donald Perks

Title: President

2